Exhibit 10.5



                           GENPHARM SERVICES AGREEMENT



         THIS SERVICES AGREEMENT (the "Agreement") is dated as of June 30, 1998, between Pharmaceutical Resources, Inc., a New Jersey corporation, whose principal offices are located at One Ram Ridge Road, Spring Valley, New York 10977 (the "Company"), and Genpharm Inc., a corporation organized and existing under the laws of the Province of Ontario, Canada, whose principal offices are located at 85 Advance Road, Etobicoke, Ontario, M8Z 2S6, Canada (the "Service Provider"), each of which may be referred to individually as a "Party" or collectively as the "Parties." This Agreement and the Annex contemplated hereby are collectively referred to as the "Agreement" unless indicated otherwise.

         WHEREAS, the Service Provider possesses, inter alia, substantial and long acquired technical expertise and know-how in the areas of product development, clinical studies and trials, marketing, distribution, financial and administrative support, and other areas related to the development of generic drugs; and

         WHEREAS, the Company wishes to engage certain services of the Service Provider, and the Service Provider is willing to perform the Services defined herein, on the terms and conditions set forth herein, in consideration of the issuance by the Company to the Service Provider of a stock option to acquire 351,040 shares of common stock of the Company (the "Option Shares"), in the form of the Annex hereto (the "Option").

         NOW, THEREFORE, in consideration of the mutual obligations and benefits set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and the Service Provider agree to the following terms and conditions:

1.       Services
         --------

1.1 At the request of the Company and subject to the provisions of this Agreement, the Service Provider will perform some or all of the following services (the "Services") with respect to certain products as agreed to between the parties from time to time (the "Products"):

a. providing assistance and advice in the promotion, marketing, and/or distribution of a patented computer software in Electronic Documentation Management System on which the Company has obtained exclusive marketing rights.

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b.       assisting  and  advising  the  planning,  developing  and  producing of advertising and promotional programs for the Products, including selection of advertising agencies, advertising media and the type and scope of programs offered.

c. assisting the distributing of samples, literature and other direct promotional materials through the mail, sales representatives or other customary methods.

d. advising the training and maintaining of sales representatives to make personal presentations of the Products to health care professionals and potential purchasers of the Products in the Territory (as defined in the Distribution Agreement, dated March 25, 1998, between the Company and the Services Provider).

e.       providing   assistance  in  the   development  and   dissemination   of
         professional education programs and materials.

f. providing consulting services for the Company in developing marketing plans for the Products, which will include market research analyses, objectives and strategies, sales forecasts, proposed pricing and promotional programs.

g. providing assistance and advice in public relations services, including responses to inquiries, preparation of press releases and announcements regarding the Products.

h. advising the Company as to the state of the Product market in the Territory, if such information shall be available from the Service Provider, and important market developments and trends in order to facilitate the Company's production scheduling. Such information shall be provided in periodic reports when available, with important market developments promptly communicated.

1.2 The Service Provider shall use its reasonable efforts to ensure that the Services provided hereunder are consistent with accepted industry standards and in a professionally competent manner.

1.3 The Service Provider shall use its reasonable efforts to render Services in material compliance with all applicable legal requirements.

1.4 In order for the Service Provider to provide the Services hereunder, the Company shall disclose to the Service Provider such information and data which is reasonably requested by the Service Provider. The Service Provider shall use such information and data exclusively in the performance of its obligations hereunder, and such disclosure shall be subject to the terms and conditions of this Agreement, including
         Section 7, if such disclosure is of Confidential Information as defined herein.

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4.       Payment Terms
         -------------

         In consideration of the Services to be rendered by the Service Provider hereunder and of its undertaking to perform such Services for the benefit of the Company during the term of this Agreement, the Company shall make full payment of its obligations hereunder in the form of the Option. Such Option shall entitle the Service Provider to acquire, beginning three years and ten days after the date hereof, 351,040 shares of the Company's common stock at the Exercise Price (as specified in the Option) for the Services provided. Such Option shall expire at 5:00 P.M., New York City time, on June 30, 2003 if it shall not have been fully exercised. The Company shall also reimburse the Service Provider for all reasonable out-of-pocket costs and expenses (which shall not include any direct or indirect labor costs) incurred in connection with the performance of such Services, including, without limitation, travel expenses, meals and lodging, cost for supplies directly consumed in rendering such Services, storage and warehousing costs, printing and duplicating costs, and transport and similar costs; provided, any such reimbursement in excess of $10,000 in any calendar quarter, shall require the Company's prior written approval. The Company shall be under no obligation to make any other payments for the Services contemplated herein pursuant to this Agreement.

3.       Schedule of Performance
         -----------------------

         During the term of this Agreement, the Service Provider shall perform the Services from time to time, as reasonably required by the Company and as agreed upon between the Company and the Service Provider upon, advance written notice which shall be not less than ten business days before the proposed service date. Upon receipt of such notice, the Service Provider shall have five business days to accept or, in consultation with the Company, reschedule the service date. The Company hereby acknowledges that the Service Provider must take into consideration its own labor constraints and existing commitments of its own business and to other parties in determining the service date of such Services. In any event, the Services requested by the Company shall not be more than a total of 100 man hours per calendar quarter unless the Service Provider expressly agrees otherwise.

4.       Term
         ----

         This Agreement shall be effective from the date of execution of this Agreement and shall remain in effect for thirty-six (36) months.

5.       Representations and Warranties
         ------------------------------

5.1 Each Party hereby represents and warrants to the other Party as follows:

         (a) It is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;


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         (b)  It has the corporate power and authority to own its assets,  carry on its business and execute and deliver this Agreement and to perform its obligations hereunder;

         (c) It has taken all appropriate and necessary action to authorize the execution, delivery and performance of this Agreement;

         (d) All consents, approvals, licenses and authorizations of, and all filings and registrations with, any governmental authority necessary for the due execution, delivery, performance and enforceability of this Agreement, have been obtained and are in full force and effect; and

         (e) This Agreement constitutes a legal, valid and binding obligation, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement will not violate any provision of any applicable laws or regulations.

6.       Independent Contractor
         ----------------------

         This Agreement does not constitute or create (and the Parties do not intend to create hereby) a joint venture, pooling arrangement, partnership, or formal business organization of any kind between and among any of the Parties, and the rights and obligations of the Parties shall be only those expressly set forth herein. The Service Provider will perform the Services as an independent contractor and shall not be considered, for any purpose, to be an agent of the Company or its affiliated companies. Each Party shall be responsible for providing its own personnel and workers' compensation, medical coverage or similar benefits, any life, disability or other insurance protection. Each Party shall be solely responsible for the payment of social security benefits, unemployment insurance, pension benefits, withholding any required amounts for income and other employment-related taxes and benefits of its own employees, and shall make its own arrangements for injury, illness or other insurance coverage to protect itself, its affiliated companies, its subcontractors and personnel from any costs, expenses, damages, loss and/or liability arising out of performance of the Services, or any transportation associated therewith. The Service Provider has no power or authority to act for, represent, or bind the Company or its affiliated companies in any manner.

7.       Confidentiality
         ---------------

7.1      (a)  The Parties  recognize  that in the course of  performance  of the
              Agreement, either of them may disclose to the other information about the disclosing Party's business or activities which such Party considers proprietary and confidential including, without limitation, trade secrets, marketing and business plans, customer lists, and information concerning the operations of the Parties (all of such proprietary and confidential information is hereinafter referred to as the "Confidential Information"). The

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              Party who receives any  Confidential  Information  (the "Receiving
              Party")  agrees  to  maintain  a  confidential   status  for  such
              Confidential  Information,   not  to  use  any  such  Confidential
              Information for any purpose other than the purpose for which it was originally disclosed to the Receiving Party, and not to disclose any of such Confidential Information to any third party, unless such information:

              (i) is or has become available to the public from a source other than the Receiving Party;

              (ii) was already known to the Receiving Party from sources other than the other Party at the time it was disclosed to the Receiving Party and was not obtained by the Receiving Party from such other party in violation of a confidentiality or similar agreement with such other party;

              (iii) is disclosed to the Receiving Party by a third party who is not under any legal obligation prohibiting such disclosure;

              (iv)   is required to be disclosed by law;

              (v)    is developed independently by the Receiving Party; or

              (vi) is disclosed to the Receiving Party by a third party pursuant to an obligation of such third party or the exercise of a right by the Receiving Party in circumstances where no obligation of confidentiality applies to the Receiving Party with respect to the information so disclosed.

        (b) The Parties acknowledge that they may be required to disclose Confidential Information to governmental agencies or authorities by law or in connection with the obtaining of approvals for the Company, and each shall endeavor to limit disclosure to that purpose. If either Party is required to disclose Confidential Information pursuant to this paragraph, such Party will immediately give the other Party written notice of any such disclosure, which notice shall specify the substance of the disclosure. The Party making such a disclosure shall take all reasonable steps to prevent further disclosure of such Confidential Information.

7.2 Survival of Confidentiality: The provisions of this Section 7 shall survive the termination of this Agreement for any reason whatsoever. Upon such termination, the Parties shall return any Confidential Information which may have been transmitted by the other Party, as well as any copy or other reproduction, including, without limitation, electronic data reproductions or representations.

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8.       Dispute Resolution
         ------------------

8.1 In the event of any controversy or claim between the Parties arising out of or in connection with this Agreement or the breach hereof, the Parties shall, in the first instance, make a good faith effort to settle such dispute amicably.

8.2 If such controversy or claim is not settled within thirty (30) days following written notice by one Party to the other Party of the existence thereof, such controversy or claim shall be settled by arbitration in New York, NY, in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof.

9.       Notices
         -------

         All notices and other communications required or permitted hereunder shall be given in writing by hand delivery, by facsimile, or by registered or certified mail, return receipt requested, postage prepaid, addressed to the Party to receive the same at its respective address set forth below, or at such other address as may from time to time be designated by either Party to the other Party hereunder in accordance with this Section 9:

         To the Service Provider:

                  Genpharm Inc.
                  85 Advance Road
                  Etobicoke, Ontario, M8Z 2S9
                  Attn: [Chief Financial Officer]
                  Facsimile:  (416) 236-2940

         With a copy to:

                  Coudert Brothers
                  1114 Avenue of the America
                  New York, New York 10036-7703
                  Attn: Edwin S. Matthews Jr., Esq.
                  Facsimile: 212-626-4120

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         To the Company:

                  Pharmaceutical Resources, Inc.
                  One Ram Ridge Road
                  Spring Valley, New York 10977
                  Attn:  Kenneth I. Sawyer
                  Facsimile:  914-425-5097

         With a copy to:

                  Hertzog, Calamari & Gleason
                  100 Park Avenue
                  New York, New York 10017
                  Attn: Stephen Ollendorff, Esq. & Stephen R. Connoni, Esq.
                  Facsimile: 212-213-1199

         All notices shall be effective when received. A notice is considered received if a written confirmation of receipt appears thereon or there exists a written fax confirmation. Either Party may by notice to the other Party designate a new address for notices, such new address to be effective ten (10) days after receipt of designation.

10.      Indemnity
         ---------

10.1 Each Party hereby agrees to indemnify and hold harmless the other Party and its respective shareholders, directors, officers and employees from and against any and all costs, losses, claims, actions, demands, damages and liabilities (including attorneys' fees and disbursements) incurred by such other party arising out of or in respect of (i) any act, failure to act, or any assumption of any obligation or responsibility by the indemnifying Party, or by any of its directors, officers or employees, which is in contravention or violation of or in conflict with any of the terms or provisions of this Agreement, or (ii) any material breach of any of the representations or warranties made by the indemnifying Party under this Agreement; provided, however, that an indemnified Party shall not be entitled to indemnification with respect to any costs, losses, claims, actions, demands, damages and liabilities which was caused by its own gross negligence, willful misconduct or reckless disregard of its duties hereunder.

10.2     THE SERVICE  PROVIDER  MAKES NO  WARRANTIES,  EXPRESS OR IMPLIED,  WITH
         RESPECT TO THE AGREEMENT OR THE PERFORMANCE OF THE SERVICES PROVIDED HEREUNDER OR THE WORK FURNISHED HEREUNDER, WHETHER ARISING AT LAW OR IN EQUITY, EXCEPT AS SET FORTH HEREIN.

10.3 IN NO EVENT, OTHER THAN BREACH OF THE EXPRESS PROVISIONS OF THIS AGREEMENT, SHALL EITHER PARTY OR A PARTY'S AFFILIATES AND ITS OR THEIR


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         SUBCONTRACTORS  AND ITS OR THEIR  OFFICERS,  EMPLOYEES  AND AGENTS,  BE
         LIABLE, IN CONTRACT, IN TORT, OR OTHERWISE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE ARISING AT ANY TIME UNDER THIS AGREEMENT, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, LOSS OF PROFITS OR REVENUE, LOSS OF FULL OR PARTIAL USE OF ANY EQUIPMENT, DELAYS, COST OF REPLACEMENTS, COST OF CAPITAL, LOSS OF GOODWILL, CLAIMS OF CUSTOMERS, OR OTHER SUCH DAMAGES.

11.      Miscellaneous
         -------------

11.1 Entire Agreement. This Agreement, together with the Annex hereto, constitute the entire agreement of the Parties hereto with respect to the performance of Services by the Service Provider for the Company and supersedes and terminates all prior arrangements and agreements, if any, between the Service Provider and the Company or any of its affiliates with respect to the subject matter hereof.

11.2 No Waiver. No failure by either Party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder by either Party preclude any other or future exercise of that right or any other right hereunder by that Party.

11.3 Severability. In case any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.4 Assignment. Neither Party may assign or transfer, in whole or in part, its rights or interests in this Agreement.

11.5 Amendment. This Agreement may not be amended, terminated or superseded except by (i) an agreement in writing between the Company and the Service Provider and (ii) the prior written approval of a majority of the Company Designees (as such term is defined in the Stock Purchase Agreement, dated March 25, 1998, between the Company and Lipha Americas, Inc.).

11.6 Survival: Any provision of this Agreement which can reasonably be construed as surviving the expiration or termination of the Agreement, including but not necessarily limited to the indemnification and confidentiality provisions, shall so survive.

11.7 Governing Law: This Agreement, including the Annex, shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of law provisions thereof.

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11.8     Agreement  to Execute  Documents:  The  Parties  agree in good faith to execute any and all documents required for the performance of this Agreement.

11.9 Counterparts: This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by the Parties, effective as of the date above indicated.

PHARMACEUTICAL RESOURCES INC.                GENPHARM INC.



/s/Kenneth I. Sawyer                         /s/J.N. Tabatznik
------------------------------               -----------------------------
By: Kenneth I. Sawyer                        By: J.N. Tabatznik
Name:                                        Name:
Title: Chairman & CEO                        Title: Chief Executive Officer

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                                     ANNEX


See Exhibit 10.6










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